UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – February 12, 2019

ONCOR ELECTRIC DELIVERY COMPANY LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-100240	75-2967830
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1616 Woodall Rodgers Fwy., Dallas, Texas 75202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including Area Code – (214) 486-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Executive Annual Incentive Plan

On February 12, 2019, the Organization & Compensation Committee (the “O&C Committee”) of the Board of Directors of Oncor Electric Delivery Company LLC (“Oncor”) approved the Oncor Electric Delivery Company LLC Sixth Amended and Restated Executive Annual Incentive Plan (the “Restated Executive Annual Incentive Plan”). The Restated Executive Annual Incentive Plan is effective as of January 1, 2019 and amends and restates in its entirety Oncor’s existing Fifth Amended and Restated Executive Annual Incentive Plan (the “Executive Annual Incentive Plan”). Under the Executive Annual Incentive Plan, an individual executive’s award was determined based on (1) the target award levels of all participants in the Executive Annual Incentive Plan (the “Aggregate Incentive Pool”), (2) the level of achievement of a threshold, target and superior funding trigger, and (3) the level of achievement of any operational or other metrics that the O&C Committee elects to apply in determining the aggregate amount of awards. Under the Restated Executive Annual Incentive Plan, the aggregate amount of funding for awards payable in any given plan year is determined based on (1) the Aggregate Incentive Pool, (2) the level of achievement of a threshold and target funding trigger (the “EAIP Funding Trigger Percentage”), and (3) the level of achievement of any operational or other metrics that the O&C Committee elects to apply in determining the aggregate amount of awards (the “Operational Funding Percentage”). Under the Restated Executive Annual Incentive Plan, the calculation of the final funding percentage will be conducted as follows:

Achieved Performance	Final Funding Percentage
Actual funding trigger is less than threshold	0%

Actual funding trigger equals threshold	50%

Actual funding trigger is greater than threshold but less than or equal to target	Lesser of the EAIP Funding Trigger Percentage or the Operational Funding Percentage

Actual funding trigger is greater than target	Equals the Operational Funding Percentage

This final funding percentage is applied to the Aggregate Incentive Pool to provide the initial amount of funds available for awards to participants under the Restated Executive Annual Incentive Plan, which may then be adjusted by individual performance modifiers.

The Restated Executive Annual Incentive Plan is effective as of January 1, 2019 and will apply to annual incentives awarded to plan participants for the January 1, 2019 to December 31, 2019 plan year. Other than as described above, the material terms of the Restated Executive Annual Incentive Plan remain identical to those in the Fourth Amended and Restated Executive Annual Incentive Plan described in our Annual Report on Form 10-K filed on February 23, 2018. The foregoing description of the Restated Executive Annual Incentive Plan is qualified in its entirety by reference to the complete terms of the Restated Executive Annual Incentive Plan, which is filed as an exhibit to this Current Report on Form 8-K and incorporated by reference herein.

Long-Term Incentive Plan Award Agreement

On February 12, 2019, the O&C Committee approved a revised form of award agreement (the “Amended Form Award Agreement”) under the Oncor Electric Delivery Company LLC Long-Term Incentive Plan (“the Long-Term Incentive Plan”). The Amended Form Award Agreement will be used for awards made under the Long-Term Incentive Plan with respect to performance periods beginning on or after January 1, 2019. Awards under the Long-Term Incentive Plan are calculated based on an individual’s target award opportunity, Oncor’s level of achievement of a financial metric funding trigger (the “LTIP Funding Trigger Percentage”) and Oncor’s level of achievement of weighted performance goals (the “Weighted Performance Goal Percentage”). The Amended Form Award Agreement revises Exhibit A to the form of award agreement used for previous performance periods (the “Original Form Award Agreement”) to revise the final funding percentage in the event the funding trigger threshold level is achieved. Under the Amended Form Award Agreement, an individual’s final award is calculated as his or her target opportunity amount, as specified in the award agreement, multiplied by the final funding percentage. The final funding percentage is calculated as set forth below:

Achieved Performance	Final Funding Percentage
Actual funding trigger is less than threshold	0%

Actual funding trigger equals threshold	50% multiplied by the Weighted Performance Goal Percentage

Actual funding trigger is greater than threshold but less than target	LTIP Funding Trigger Percentage multiplied by the Weighted Performance Goal Percentage

Actual funding trigger is equal to or greater than target	100% multiplied by the Weighted Performance Goal Percentage

Under the Original Form Award Agreement, the LTIP Funding Trigger Percentage was calculated based on achievement of a threshold, target or superior level, with the funding trigger percentage achievement being 150% if the superior level was met or exceeded. In addition, the Original Form Award Agreement provided that if the funding trigger was at or between the threshold and target, the final funding percentage would be the lesser of the LTIP Funding Trigger Percentage or the Weighted Performance Goal Percentage. Under the Original Form Award Agreement, the final funding percentage could never exceed the LTIP Funding Trigger Percentage.

Other than as described above, the terms of the Amended Form Award Agreement remain identical to those in the Original Form Award Agreement, and the terms of the Long-Term Incentive Plan are the same as those described in our Annual Report on Form 10-K filed on February 23, 2018. The foregoing description of the Amended Form Award Agreement is qualified in its entirety by reference to the complete terms of the Amended Form Award Agreement, which is filed as an exhibit to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

10(a)	Oncor Electric Delivery Company LLC Sixth Amended and Restated Executive Annual Incentive Plan

10(b)	Oncor Electric Delivery Company LLC Form of Long-Term Incentive Plan Award Agreement for performance periods beginning on or after January 1, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ONCOR ELECTRIC DELIVERY COMPANY LLC

By:	/s/ Kevin R. Fease
Name:	Kevin R. Fease
Title:	Vice President and Treasurer

Dated: February 19, 2019